united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23728

Fairway Private Equity & Venture Capital Opportunities Fund

(Exact name of registrant as specified in charter)

One South Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin T. Callahan, Fairway Capital Management, LLC.

One South Wacker Drive, Suite 1050 Chicago, IL 60606

(Name and address of agent for service)

Registrant's telephone number, including area code: 872-250-1260

Date of fiscal year end: 3/31

Date of reporting period: 3/31/22

Refile to update opinion to include audit of statement of cashflows

Item 1. Reports to Stockholders.

Fairway Private Equity &
Venture Capital Opportunities Fund

Annual Report

March 31, 2022

1-833-741-7382

www.fairwaycapm.com

We are very pleased to present you with the annual report for the Fairway Private Equity & Venture Capital Opportunities Fund (the “Fund”), dated March 31, 2022. From December 29, 2021 (commencement of operations) through March 31, 2022, the Fund has accepted $10.0 million in new subscriptions. The Fund’s net asset value is $9,995,064 as of March 31, 2022. Since the December 29, 2021 inception date, the Fund’s total return was a negative 1.00%, which we believe compares favorably to most public equity benchmarks such as the S&P 500 which declined by 5.08% during the same period.

During the fiscal period ended March 31, 2022, the Fund made commitments to ten private fund investments as well as purchases of four public company investments. The Fund’s objective is to generate long-term capital appreciation. In meeting its objective, the Fund seeks to provide exposure to high-quality private equity and venture capital investments through primary, secondary and co-investment strategies. Our investments focused mainly on primary fund commitments. We believe the adviser’s investment team members have access to many highly sought-after funds through relationships developed over many decades. We are extremely pleased with the quality of the initial investments of the Fund.

In the first few months of 2022 we have seen a dramatic decline in public market valuations for high-growth companies. This market correction so far is following the typical pattern that we have seen in previous cycles with the public markets adjusting first, followed eventually by private market valuations. We believe there are now clear signs that private market deal activity and valuations have begun to moderate. This is not a surprise as the amount of capital raised, pace of investment activity and inflated valuations seen recently, particularly in later-stage venture capital, were, in our opinion, unsustainable. We believe the recent market trends support our emphasis on primary private equity and venture capital investments, as we expect these funds will now be deploying capital in a more favorable valuation environment.

Fairway Capital Management One South Wacker Drive Suite 1050 Chicago, IL 60606 tel 872-250-1260 fairwaycapm.com	So, while the recent headlines and market activity may be unsettling, we are actually quite excited about the opportunity set we see looking forward. In our opinion, top-tier private equity and venture capital managers have generated very attractive returns for investors over long periods of time. We believe consistently investing in knowledgeable managers and quality companies is the formula for success in private equity and venture capital investing.

Sincerely,

Kevin T. Callahan, CFA
President
Fairway Private Equity & Venture Capital Opportunities Fund

Fairway Private Equity & Venture Capital Opportunities Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures* for the period December 29, 2021 through March 31, 2022, as compared to its benchmark:

Since Inception**
Fairway Private Equity & Venture Capital Opportunities Fund - Class I	(1.00)%
S&P 500 Total Return Index ***	(5.08)%

*	The performance data quoted here represents past performance. Total returns are calculated based on traded NAV. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 4.58% for Class I shares per the December 17, 2021 prospectus. For the period ended March 31, 2022, the Adviser waived/reimbursed all expenses. Redemptions are subject to a 2.00% early repurchase fee if redeemed within one year of purchase. For performance information current to the most recent month-end, please call toll-free 1-833-741-7382.

**	Inception date is December 29, 2021.

***	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $10,000 Investment

Asset Class	% of Net Assets
Common Stock	29.9%
Direct Investments	11.0%
Portfolio Funds	10.0%
Short-Term Investment	49.0%
Other Assets less Liabilities	0.1%
100.0%

Please refer to the Portfolio of Investments in this report for a detailed listing of the Fund’s holdings.

Fairway Private Equity & Venture Capital Opportunities Fund
PORTFOLIO OF INVESTMENTS
March 31, 2022

		% of Net
Shares		Assets	Fair Value
	COMMON STOCK - 29.9%
	PUBLIC MANAGERS - 29.9%
7,000	Apollo Global Management	4.3%	$433,930
10,000	Blackstone Group LP (The)	12.7%	1,269,400
9,500	Carlyle Group (The)	4.7%	464,645
14,000	KKR & Company, Inc.	8.2%	818,580
	TOTAL COMMON STOCK (Cost - $3,071,296)	29.9%	$2,986,555

	DIRECT INVESTMENTS - 10.0%
	MXV SPV MASTER LP 1 (a)(b)(c)	10.0%	$1,000,000
	TOTAL DIRECT INVESTMENTS (Cost - $1,010,000)	10.0%	$1,000,000

	PORTFOLIO FUNDS - 11.0%
	CRV SELECT FUND II, LP (a)(b)	2.7%	$272,868
	WP DVT, L.P (a)(b)	8.3%	826,997
	TOTAL PORTFOLIO FUNDS (Cost - $1,124,500)	11.0%	$1,099,865

	SHORT-TERM INVESTMENT - 49.0%
	MONEY MARKET FUND - 49.0%
4,894,274	Morgan Stanley Institutional Liquidity Fund - Government Fund - Institutional Class, 0.23% +	49.0%	$4,894,274
	TOTAL SHORT-TERM INVESTMENT (Cost - $4,894,274)	49.0%	$4,894,274

	TOTAL INVESTMENTS - 99.9% (Cost - $10,100,070)	99.9%	$9,980,694
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%		14,370
	NET ASSETS - 100.0%		$9,995,064

LP - Limited Partnership

(a)	Non-income producing security.

(b)	Illiquid security. The total fair value of these securities as of March 31, 2022 was $2,099,865, which represents 21.0% of total net assets.

(c)	The value of this investment has been determined in good faith under policies adopted by the Board of Trustees.

+	Money market fund; interest rate reflects seven-day effective yield on March 31, 2022.

See accompanying notes which are an integral part of these financial statements.

Fairway Private Equity & Venture Capital Opportunities Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

ASSETS
Investments, at fair value (cost $10,100,070)	$9,980,694
Dividends receivable	619
Due from Adviser	219,111
TOTAL ASSETS	10,200,424

LIABILITIES
Payable to related parties	55,007
Accrued expenses and other liabilities	150,353
TOTAL LIABILITIES	205,360
NET ASSETS	$9,995,064

Net Assets Consist Of:
Paid-in capital	$10,100,000
Accumulated earnings (losses)	(104,936)
NET ASSETS	$9,995,064

Net Asset Value Per Share:
Class I
Net Assets	$9,995,064
Shares of beneficial interest outstanding ($0 par value)	1,010,000
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share *	$9.90

*	Redemptions are subject to a 2.00% early repurchase fee if redeemed within one year of purchase.

See accompanying notes which are an integral part of these financial statements.

Fairway Private Equity & Venture Capital Opportunities Fund
STATEMENT OF OPERATIONS
For the Period Ended March 31, 2022 *

INVESTMENT INCOME
Dividend income	$14,440
TOTAL INVESTMENT INCOME	14,440

EXPENSES
Management Fee	19,109
Legal fees	233,647
Audit fees	75,000
Trustees fees and expenses	40,000
Administrative services fees	34,132
Compliance officer fees	13,375
Transfer agent fees	7,500
Custodian fees	5,750
Printing and postage expenses	3,500
Insurance expense	3,940
Other expenses	1,500
TOTAL EXPENSES	437,453
Fees Waived/Expenses Reimbursed by the Adviser	(437,453)
NET EXPENSES	—

NET INVESTMENT INCOME	14,440

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

Net realized gain (loss) from investment transactions	—
Net change in unrealized appreciation/depreciation on investments	(119,376)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(119,376)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(104,936)

*	Commencement of Operations was December 29, 2021.

See accompanying notes which are an integral part of these financial statements.

Fairway Private Equity & Venture Capital Opportunities Fund
STATEMENT OF CHANGES IN NET ASSETS

For The
Period Ended
March 31, 2022 *
FROM OPERATIONS
Net investment income	$14,440
Net realized gain (loss) from investment transactions	—
Net change in unrealized appreciation/depreciation on investments	(119,376)
Net decrease in net assets resulting from operations	(104,936)

FROM CAPITAL TRANSACTIONS
Proceeds from Class I shares sold	10,000,000
Net increase in net assets resulting from capital transactions	10,000,000

TOTAL INCREASE IN NET ASSETS	9,895,064

NET ASSETS
Beginning of Period	100,000
End of Period	$9,995,064

SHARE ACTIVITY
Class I shares sold	1,000,000
Net increase in shares of beneficial interest outstanding	1,000,000

*	Commencement of Operations was December 29, 2021.

See accompanying notes which are an integral part of these financial statements.

Fairway Private Equity & Venture Capital Opportunities Fund
Statement of Cash Flows
For the Period Ended March 31, 2022 *

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(104,936)

ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:

Purchases of long-term portfolio investments	(5,205,796)
Purchases of short-term portfolio investments	(4,894,274)
Change in unrealized appreciation/depreciation on investments	119,376
Change in assets and liabilities:
Increase in dividends receivable	(619)
Increase in due from Adviser	(219,111)
Increase in payable to related parties	55,007
Increase in accrued expenses and other liabilities	150,353

Net cash used in operating activities	(10,100,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of shares	10,000,000
Net cash provided by financing activities	10,000,000

Net decrease in cash	(100,000)
Cash at beginning of period	100,000
Cash at end of period	$—

*	Commencement of Operations was December 29, 2021.

The accompanying notes are an integral part of these financial statements.

Fairway Private Equity & Venture Capital Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period

Class I
	For The
	Period Ended
	March 31, 2022 *
Net asset value, beginning of period	$10.00
Net increase (decrease) in net assets resulting from operations:
Net investment income (1)	0.01
Net realized and unrealized loss on investments	(0.11)
Total from investment operations	(0.10)
Net asset value, end of period	$9.90
Total return (2)	(1.00)%
Net assets, at end of period (000s)	$9,995
Ratio of gross expenses to average net assets	17.36	% (3)
Ratio of net expenses to average net assets	0.00	% (3)(5)
Ratio of net investment income to average net assets	0.57	% (3)
Portfolio Turnover Rate	0	% (4)

*	Commencement of Operations for Class I was December 29, 2021.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one full year.

(4)	Not annualized.

(5)	For the period ended March 31, 2022, the Adviser agreed to waive all expenses. (see Note 3)

See accompanying notes which are an integral part of these financial statements.

FAIRWAY PRIVATE EQUITY & VENTURE CAPITAL
OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
March 31, 2022

1.	ORGANIZATION

Fairway Private Equity & Venture Capital Opportunities Fund (the “Fund”) was organized on August 9, 2021 as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s investment adviser is Fairway Capital Management, LLC (the “Adviser”). The Fund is offered to accredited investors as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933. The Fund commenced operations on December 29, 2021 (“Commencement of Operations”).

The investment objective of the Fund is to generate long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in private equity and venture capital investments including: (i) primary and secondary investments in private equity and venture capital funds managed by third-party managers (“Portfolio Funds” and such third-party managers, “Portfolio Fund Managers”), (ii) investments in private operating companies through special purpose vehicles structured to invest in private equity and venture capital investments (“Direct Investments”), which may be made alongside one or more Portfolio Funds, and (iii) investments in publicly listed companies whose primary business is private equity investing, including listed companies with economic characteristics similar to Portfolio Funds and other publicly traded vehicles whose primary purpose is to invest in or lend capital to privately held companies (together with Portfolio Funds and Direct Investments, “Fund Investments”). The Fund will also hold liquid investments for cash management purposes, which may include publicly traded equity securities, money market funds, short-term treasuries and other liquid investments.

The Fund offers two separate classes of shares of beneficial interest (“Shares”) designated as Class A Shares and Class I Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of shares in the future. The Fund’s Shares will generally be offered on the first business day of each quarter at the net asset value (“NAV”) per Share on that date, except that the Shares may be offered more or less frequently as determined by the Board of Trustees (the “Board”) in its sole discretion. Currently only Class I Shares are offered for purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting

FAIRWAY PRIVATE EQUITY & VENTURE CAPITAL
OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946 “Financial Services – Investment Companies”.

Securities Valuation – Common and preferred equity securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined. Each security type has a primary and secondary pricing source. If neither the primary nor any secondary pricing source can provide a price or logic to determine a price, the Valuation Committee, defined below, will determine a fair value price for the security.

Fair Valuation Process – The Board has approved valuation procedures for the Fund (the “Valuation Procedures”) and has appointed a separate valuation committee (the “Valuation Committee”) and delegated to the Valuation Committee the responsibility to determine the fair value of the Fund’s investments. The Valuation Committee oversees the implementation of the Valuation Procedures and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations.

The Adviser assists the Valuation Committee in making valuation determinations, provides primary day-to-day oversight of valuation of the Fund’s investments and acts in accordance with the Valuation Procedures as developed and approved by the Board. The valuation of the Fund’s investments is performed in accordance with FASB ASC 820 “Fair Value Measurement” (“ASC 820”).

In validating market quotations or evaluated prices, the Valuation Committee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Valuation Committee makes use of reputable financial information providers in order to obtain the relevant quotations.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments), the fair value is determined in good faith. In determining the fair values of these investments, the Valuation Committee typically applies widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third-party valuations. In order to determine a fair value, these methods may be applied to the latest information provided by the underlying portfolio companies or other business counterparties.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

FAIRWAY PRIVATE EQUITY & VENTURE CAPITAL
OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIRWAY PRIVATE EQUITY & VENTURE CAPITAL
OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2022 for the Fund’s assets measured at fair value:

					Investments Valued
Assets	Total Investments	Level 1	Level 2	Level 3	at NAV
Common Stocks*	$2,986,555	$2,986,555	$—	$—	$—
Direct Investments	1,000,000	—	—	1,000,000
Portfolio Funds	1,099,865	—	—	—	1,099,865
Short-Term Investment	4,894,274	4,894,274	—	—	—
Total	$9,980,694	$7,880,829	$—	$1,000,000	$1,099,865

Level 3 reconciliation is noted in the table below.

*	Please refer to the Schedule of Investments for industry classifications.

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2022:

				Range of
Investment Type	Fair Value	Valuation Technique	Unobservable Input	Inputs
Direct Investments	$1,000,000	Recent market transaction	N/A	N/A

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Direct Investments	Total
Beginning Balance	$—	$—
Cost of purchases	1,010,000	1,010,000
Net realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	(10,000)	(10,000)
Ending Balance	$1,000,000	$1,000,000

Investments Valued at NAV – ASC 820 permits a reporting entity to measure the fair value of an investment fund that does not have a readily determinable fair value based on the NAV per share, or its equivalent, of the investment fund as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

Adjustments to the NAV provided by the Portfolio Fund Manager would be considered if the practical expedient NAV was not as of the Fund’s measurement date; if it was probable that the alternative investment would be sold at a value materially different than the

FAIRWAY PRIVATE EQUITY & VENTURE CAPITAL
OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

reported expedient NAV; or if it was determined by the Fund’s Valuation Procedures that the private investment is not being reported at fair value.

A listing of the private investments held by the Fund and their attributes, as of March 31, 2022, that qualify for these valuations are shown in the table below:

Investment				Redemption	Notice Period	Redemption Restrictions
Category	Investment Strategy	Fair Value	Remaining Life	Frequency *	(In Days)	Terms **
Portfolio Funds	Investments in nonpublic companies; the acquisition of the companies that create value through profitable revenue.	$1,099,865	N/A	None	N/A	Liquidity in form of distributions from Portfolio Funds.

*	The information summarized in the table above represents the general terms for the specified asset class. Individual Portfolio Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Portfolio Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

**	Distributions from Portfolio Funds occur at irregular intervals, and the exact timing of distributions from Portfolio Funds cannot be determined. It is estimated that distributions will occur over the life of the Portfolio Funds.

Unfunded Commitments – As of March 31, 2022 the Fund had total unfunded commitments of $12,875,512 to Portfolio Funds. All commitments to current Direct Investments have been fully funded. The Fund expects to fulfill unfunded commitments through the use of current liquidity, future distributions from Portfolio Funds and Direct investments and future shareholder subscriptions.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Fund Expenses – The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all fees and expenses of Portfolio Funds in which the Fund invests (“acquired fund fees”), management fees, fees and expenses associated with any credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Certain of these operating expenses are subject to an expense limitation agreement (the “Expense Limitation Agreement” as further discussed in Note 4). Expenses are recorded on an accrual basis. Closing costs associated with the purchase of Portfolio Funds and Direct Investments are included in the cost of the investment.

FAIRWAY PRIVATE EQUITY & VENTURE CAPITAL
OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

Dividends and Distributions to Shareholders – Dividends from net investment income and net capital gains are declared and paid annually for the Fund. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities in the consolidated financial statements. Actual results could differ from those estimates.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCATED RISKS

For the period ended March 31, 2022, cost of purchases of investments, other than short-term investments, amounted to $5,205,796.

Associated Risks – During the normal course of business, the Fund may purchase, sell or hold various securities, which may result in certain risks, the amount of which is not apparent from the financial statements.

General Economic and Market Conditions – The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector or geography, the risk of any investment decision is increased. A Portfolio Fund’s use of leverage is likely to cause the Fund’s net assets to appreciate or depreciate at a greater rate than if leverage were not used by the Portfolio Funds.

The Fund’s portfolio can be significantly impacted by general economic and political conditions, global and domestic market and industry-specific economic conditions. Political developments, cybersecurity attacks, natural disasters, public health crises (including the global outbreak of the coronavirus (“COVID-19”)) and other events outside of the Fund’s control can also adversely impact the Fund and its portfolio in material respects. For example, if any of these events occur it may have an impact on the Fund’s fair value

FAIRWAY PRIVATE EQUITY & VENTURE CAPITAL
OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

measurements, financing arrangements or its ability to achieve its investment objectives and the impact could be material.

Private Equity Investments – Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Fund may also co-invest directly in an operating company in conjunction with a Portfolio Fund. The investments held by Portfolio Funds and Direct Investments made by the Fund involve the same types of risks associated with an investment in any operating company. However, securities of private equity funds, as well as the underlying companies these funds invest in, tend to be illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

Illiquidity of Portfolio Fund Interests – There is no regular market for interests in Portfolio Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the applicable Portfolio Fund and could occur at a discount to the stated net asset value. If the Adviser determines to cause the Fund to sell its interests in a Portfolio Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time.

Portfolio Fund Managers, who operate Portfolio Funds in which the Fund invests, receive fees for their services. The fees include management and incentive fees or allocations based upon the net asset value of the Fund’s investment. These fees are deducted directly from the Portfolio Fund’s assets in accordance with the governing documents of the Portfolio Fund and represent estimated operating fees and expenses of the Portfolio Funds in which the Fund invests. Some or all of the Portfolio Funds in which the Fund invests charge carried interest, incentive fees or allocations based on the Portfolio Funds’ performance.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Fund pays the Adviser an investment management fee (the “Management Fee”) in consideration of the advisory and other services provided by the Adviser to the Fund. The Fund pays the Adviser a Management Fee at an annual rate of 0.75% of the Fund’s average net assets, which is accrued and payable at the end of each calendar quarter (or at such other interval, not less frequently than quarterly, as the Board may from time to time determine and specify in writing to the Adviser), before giving effect to any repurchase of

FAIRWAY PRIVATE EQUITY & VENTURE CAPITAL
OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

Shares in the Fund effective as of that date. For the period ended March 31, 2022, the Fund incurred $19,109 in Management Fees, all of which was waived by the Adviser.

The Fund also pays the Adviser an incentive fee (the “Incentive Fee”) at the end of each calendar quarter (or at such other intervals as the Board may from time to time determine and specify in writing to the Adviser) in an amount equal to 10% of the excess, if any, of (i) the net profits of the Fund for the applicable quarter over (ii) the then balance, if any, of a memorandum account maintained by the Fund (the “loss recovery account”), which will have an initial balance of zero and will be (a) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (b) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. For the purposes of the Incentive Fee, the term “net profits” shall mean the amount by which the net asset value of the Fund on the last day of the applicable quarter exceeds the net asset value of the Fund as of the commencement of the same quarter, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses. During the period ended March 31, 2022 there were no Incentive Fees assessed to the Fund.

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to reduce the Management Fee payable to it (but not below zero), and to pay any operating expenses of the Fund, to the extent necessary to limit the operating expenses of the Fund, excluding certain “Excluded Expenses” listed below, to the annual rate (as a percentage of the net assets of the applicable class of Shares of the Fund, as calculated at the end of each calendar quarter) of 2.00% with respect to Class I Shares (the “Expense Cap”). Excluded Expenses that are not covered by the Expense Cap include: brokerage commissions and other similar transactional expenses, interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts), other borrowing costs and fees including interest and commitment fees, taxes, acquired fund fees and expenses, Incentive Fees to be paid to the Adviser, litigation and indemnification expenses, judgments, and extraordinary expenses. For the period ended March 31, 2022, the Adviser waived fees/reimbursed expenses pursuant to the Expense Limitation Agreement of $386,823. Additionally, the Adviser has voluntarily agreed to waive expenses of $50,433 such that the net expenses for the Fund for the period ended March 31, 2022 are $0.

If the Adviser waives its Management Fee or pays any operating expenses of the Fund pursuant to the Expense Limitation Agreement, the Adviser may, for a period ending three years after the end of the quarter in which such fees or expenses are waived or incurred, recoup amounts waived or incurred to the extent such recoupment does not cause the Fund’s operating expense ratio (after recoupment and excluding the Excluded Expenses) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement will continue in effect through July 31, 2023, and will renew automatically for successive periods of one year thereafter, unless written notice of termination is provided by the

FAIRWAY PRIVATE EQUITY & VENTURE CAPITAL
OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

Adviser to the Fund not less than 10 days prior to the end of the then-current term. The Board may terminate the Expense Limitation Agreement at any time on not less than ten (10) days’ prior notice to the Adviser, and the Expense Limitation Agreement may be amended at any time only with the consent of both the Adviser and the Board. As of March 31, 2022, expenses subject to recapture are $386,823, which will expire on March 31, 2025.

Ultimus Fund Distributors, LLC, (the “Distributor”), is the distributor for the Shares of the Fund. The Distributor has entered into a Distribution Agreement with the Fund pursuant to which it distributes Shares for the Fund. Class I Shares are not subject to any distribution fees.

Ultimus Fund Solutions, LLC (“UFS”) – UFS provides administration, fund accounting, and transfer agency services to the Fund. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration and fund accounting services to the Fund. Certain officers of the Fund are also officers of UFS, for which they receive customary fees pursuant to the UFS servicing agreement.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The following information is provided on a tax basis as of March 31, 2022:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Depreciation
$10,100,070	$58,765	$(178,141)	$(119,376)

Management of the Fund intends to elect a tax year-end of September 30th. Given that the Fund has not reached its first tax year-end, other tax disclosures are not included in this report.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to

FAIRWAY PRIVATE EQUITY & VENTURE CAPITAL
OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

examination by all major tax jurisdictions, including federal (ie, all open tax periods since inception). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

6.	REPURCHASE OFFERS

Shareholders do not have the right to require the Fund to redeem their Shares. To provide a limited degree of liquidity to Shareholders, the Fund may, from time to time, offer to repurchase Shares pursuant to written tenders by Shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects, generally, after the Fund completes its first full year of operations, the Adviser may recommend to the Board that the Fund offer to repurchase Shares on a quarterly basis (or on such earlier or later date(s) as the Board may determine), with such repurchases to occur as of the last day of March, June, September and December (or, if any such date is not a business day, on the immediately preceding business day).

The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to up to 5% of the net assets of the Fund although any particular recommendation may exceed such percentage. Each repurchase offer will generally commence approximately 120 days prior to the applicable repurchase date.

If a repurchase offer is oversubscribed by shareholders who tender Shares, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Shares tendered, or take any other action permitted by applicable law. The Fund may cause the repurchase of a shareholder’s Shares if, among other reasons, the Fund determines that such repurchase would be in the interest of the Fund.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the Shares. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining shareholders. Shares tendered for repurchase will be treated as having been repurchased on a “first in, first out” basis. An early repurchase fee payable by a shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

7.	SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the date the financial statements were issued and has determined there have not been any events that have occurred that would require adjustments or disclosures in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

Fairway Private Equity & Venture Capital Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Fairway Private Equity & Venture Capital Opportunities Fund (the “Fund”), including the portfolio of investments, as of March 31, 2022, and the related statements of operations, changes in net assets, cash flows, and financial highlights for the period from December 29, 2021 (commencement of operations) to March 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2022, the results of its operations, changes in its net assets, its cash flows and its financial highlights for the period from December 29, 2021 (commencement of operations) to March 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and general partner/manager of the underlying investment funds. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Fairway Capital Management, LLC investment companies since 2021.

Chicago, Illinois

May 27, 2022

FAIRWAY PRIVATE EQUITY & VENTURE CAPITAL
OPPORTUNITIES FUND
SUPPLEMENTAL INFORMATION (UNAUDITED)
March 31, 2022

Fairway 15(c) Disclosure for Approval of Investment Management Agreement

The Board of Trustees (the “Board”) of the Fairway Private Equity & Venture Capital Opportunities Fund (the “Fund”) consists of four individuals, three of whom are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors or trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee.

As required under the 1940 Act, the Board approves the Investment Management Agreement (the “Advisory Agreement”). As is further discussed and explained below, in considering the approval of the Advisory Agreement, the Board, including all of the Independent Trustees, met on October 12, 2021 (the Meeting) and approved the Advisory Agreement for an initial two-year term.

In advance of the Meeting, the Trustees requested and received materials relating to the Advisory Agreement and had the opportunity to ask questions and request further information in connection with the consideration of the Advisory Agreement. Among other things, the Board considered comparisons to peer funds.

In approving the Advisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant. In their deliberations, the Trustees did not identify any single factor that alone was responsible for the Board’s decision to approve the Advisory Agreement. In connection with its deliberations, the Board considered information provided at or in advance of the Meeting, including presentations from Fairway.

The Board determined that the overall arrangements between the Fund and Fairway Capital Management, LLC (“Fairway”), which serves as the Fund’s investment manager pursuant to the Advisory Agreement, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Board’s determinations to approve the Advisory Agreement are discussed below.

These factors include, but are not limited to, the following: (1) the nature, extent, and quality of the services to be provided to the Fund; (2) the investment performance of the Fund and Fairway; (3) the costs of the services to be provided and profits to be realized by Fairway and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of the Fund’s investors.

The Trustees, including the Independent Trustees, considered a variety of factors, including those described below. The Trustees also considered other factors and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Trustees also had an opportunity to meet in executive session and separately with compliance personnel to discuss the materials presented and any compliance issues raised by Fairway’s presentation.

Nature, Extent, and Quality of Services. The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by Fairway. The Board considered the services provided by Fairway, including but not limited to provision of recordkeeping, compliance and other services to the Fund. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to Fairway’s organizational structure, senior management, investment operations, and other relevant information pertaining to Fairway. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance

FAIRWAY PRIVATE EQUITY & VENTURE CAPITAL
OPPORTUNITIES FUND
SUPPLEMENTAL INFORMATION (UNAUDITED) (CONTINUED)
March 31, 2022

Officer (CCO) as to Fairway. he Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by Fairway to the Fund, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by Fairway under the Advisory Agreement.

Performance. The Trustees considered that the Fund is newly formed and as such does not have a record of prior performance.

Fees and Expenses. The Trustees next considered information regarding the Fund’s projected expense ratio and its various components, including the proposed management fee for the Fund. The Trustees compared the Fund’s proposed fees, projected expenses and overall expense ratio to expense information for the Fund’s available peer group, noting that the management fee and overall expense ratio for the Fund were within the range of other funds in the peer group. The Trustees noted that Fairway had agreed to reduce the management fee payable to it, and to pay any operating expenses of the Fund, to the extent necessary to limit the operating expenses of the Fund, excluding certain “excluded expenses” to the annual rate (as a percentage of the average daily net assets of the applicable class of shares of the Fund) of 2.70% and 2.00% with respect to Class A shares and Class I shares, respectively. The Trustees took the expected expense reduction into account during their deliberations. In light of the foregoing, and in their business judgment, the Trustees found that the proposed management fee rate appeared reasonable for the management of the Fund’s portfolio under the strategy described for the initial term of the Advisory Agreement.

Profitability. The Trustees considered Fairway’s anticipated profitability, the estimated costs of managing the Fund, and the information provided by Fairway regarding its financial condition. The Trustees also considered that the Fund is not yet operational, and no record of profitability exists.

Economies of Scale. The Trustees considered whether Fairway would realize economies of scale with respect to its management of the Fund. The Trustees noted that economies of scale were not likely to materialize during the initial term of the Advisory Agreement.

Fall-out Benefits. The Trustees discussed direct or indirect “fall-out benefits,” noting that Fairway did not anticipate any fallout benefits at this stage.

FAIRWAY PRIVATE EQUITY & VENTURE CAPITAL
OPPORTUNITIES FUND
SUPPLEMENTAL INFORMATION (UNAUDITED) (CONTINUED)
March 31, 2022

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

NAME AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS** HELD BY TRUSTEE
INDEPENDENT TRUSTEES*
Thomas A. Hale (1957)***	Trustee; Chair	Since Inception	Director of Strategic Planning, Confluence Investment Management LLC (2017 to present).	1	None
Michelle L. Cahoon (1966)***	Trustee; Audit Committee Chair	Since Inception	Consulting Chief Financial Officer, Driehaus Capital Management LLC (January 2019 to March 2019); Vice President and Treasurer, Driehaus Mutual Funds (2006 to 2018); Chief Financial Officer and Treasurer, Driehaus Capital Management LLC and Driehaus Securities LLC (2004 to 2018).	1	Independent Trustee, Russell Investment Company and Russell Investment Funds (April 2021 to present).
James P. Breen (1952)***	Trustee	Since Inception	Partner, KPMG LLP (1974 to 2020); Adjunct Instructor, University of Notre Dame (1999 to 2020).	1	None
INTERESTED TRUSTEE*
Kevin T. Callahan (1965)***	Trustee; President	Since Inception	Founder, Fairway Capital (2017 to present); previously Chief Operating Officer, Adams Street Partners (1994 to 2016)	1	Independent Trustee, PPM Funds (2017 to present).

FAIRWAY PRIVATE EQUITY & VENTURE CAPITAL
OPPORTUNITIES FUND
SUPPLEMENTAL INFORMATION (UNAUDITED) (CONTINUED)
March 31, 2022

OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Martin R. Dean (1963) 2 Easton Oval Suite 300 Columbus, OH 43219	Chief Compliance Officer	Since Inception	Vice President and Director of Fund Compliance, Ultimus Fund Solutions, LLC (2016 – Present); Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (2013 – 2015).
Aaron Smith (1974) 4221 North 203rd Street Suite 100 Elkhorn, NE 68022	Treasurer; Principal Financial Officer	Since Inception	Assistant Vice President, Fund Administration, Ultimus Fund Solutions, LLC (2017 – Present); Manager, Fund Administration, Gemini Fund Services, LLC (2012 – 2017).
Ed Kelly (1989) 80 Arkay Drive Suite 110 Hauppauge, NY 11788	Assistant Treasurer	Since Inception	Manager, Fund Administration, Ultimus Fund Solutions, LLC (2018 – Present); Assistant Manager, Fund Administration, Ultimus Fund Solutions, LLC (2016 – 2018).
Jesse D. Hallee (1976) 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Secretary	Since Inception	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (2019 – Present); Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – 2019).
Jonathan D. Burgess (1988) 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Assistant Secretary	Since Inception	Manager, Legal Administration, Ultimus Fund Solutions, LLC (2021 – Present); Assistant Vice President and Paralegal Team Lead, State Street Bank and Trust Company (2014 – 2021).
Jared Lahman (1986) 4221 North 203rd Street Suite 100 Elkhorn, NE 68022	Anti-Money Laundering Compliance Officer	Since Inception	AML Officer of the Trust (October 2021 – Present); Compliance Analyst, Northern Lights Compliance Services, LLC (2019 – Present); Manager, Fund Accounting, Gemini Fund Services, LLC (2014 – 2018).

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**	Includes any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the 1940 Act.

***	The business address for each Trustee of the Fund is One South Wacker Drive, Ste. 1050, Chicago, IL 60606.

October 2021

PRIVACY NOTICE
FACTS	WHAT DOES FAIRWAY PRIVATE EQUITY & VENTURE CAPITAL OPPORTUNITIES FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons chosen to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Fairway Private Equity & Venture Capital Opportunities Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call 1- (833) 741-7382

Who we are
Who is providing this notice?	Fairway Private Equity & Venture Capital Opportunities Fund
What we do
How does Fairway Private Equity & Venture Capital Opportunities Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Fairway Private Equity & Venture Capital Opportunities Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Fairway Private Equity & Venture Capital Opportunities Fund does not share with our affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■    Fairway Private Equity & Venture Capital Opportunities Fund does not share with non-affiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

■    Fairway Private Equity & Venture Capital Opportunities Fund does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-833-741-7382 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-833-741-7382.

INVESTMENT ADVISER
Fairway Capital Management, LLC
One South Wacker Drive, Suite 1050
Chicago, IL 60606

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

FAIRWAY-A22

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a Registrant files with, or submits to, the Commission and in other public communications made by the Registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Michelle L. Cahoon is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Cahoon is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022 - $75,000

(b)	Audit-Related Fees

2022 - $27,500

(c)	Tax Fees

2022 - $0

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022 - $0

(e)	(1) Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. The Audit Committee may pre-approve audit and non-audit services either without consideration of specific case-by-case services (“general pre-approval”) or by specific pre-approval (“specific pre-approval”). If the Audit Committee does not provide general pre-approval for a proposed service, or if the cost levels or budgeted amounts for such proposed service exceed the pre-approved amounts pursuant to general approval, then specific pre-approval by the Audit Committee is required.

(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

2022 - $0

(h)        The Registrant's audit committee has considered whether the provision of non-audit services to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

The Registrant’s proxy voting policy and procedures are filed under Item 13(a)(4) hereto. The Registrant delegates proxy voting decisions to its investment adviser. The proxy voting policy and procedures of the Registrant’s investment adviser, Fairway Capital Management, LLC (“Fairway” or the “Adviser”), are filed under Item 13(a)(5).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

All information included in this Item is as of March 31, 2022, unless otherwise noted.

(a)(1) Portfolio Managers.

The personnel of the Adviser who currently have primary responsibility for management of the Fund (the “Portfolio Managers”) are:

Kevin Callahan

Kevin Callahan is a Founding Partner of Fairway Capital Management. Prior to founding Fairway Capital Management, Mr. Callahan was the Chief Operating Officer at Adams Street Partners, a global private markets investment management firm. As Chief Operating Officer, he was Chairman of Adams Street Partners’ Operating Committee which oversaw issues related to client service, finance, human resources, legal and information technology. In addition, as Head of the Adams Street Partners Client Service team, Mr. Callahan oversaw all aspects of Adams Street Partners’ client servicing functions including the portfolio management of the fund of funds programs and separate account portfolios. He worked closely with clients in the management of their portfolios, including the development and monitoring of their private equity programs. Mr. Callahan actively participated in all aspects of Adams Street Partners’ investment process and was a member of the Executive Committee and Strategic Advisory Committee. Before joining Adams Street Partners in 2000, he was a senior member of Brinson Partners’ global investment team for six years, responsible for providing client service and relationship management to Brinson Partners’ clients. From 1987 to 1994, he was a Manager in the Audit and Financial Consulting Department of Arthur Andersen LLP, where he worked exclusively in the financial services industry. Mr. Callahan earned a BS degree from Ohio State University and an MBA from the University of Chicago Booth School of Business. Mr. Callahan is a member of the CFA Institute and the CFA Society of Chicago and holds the CPA designation.

Mr. Callahan is a Trustee of the PPM Funds, a family of mutual funds. In addition, he is a member of the Chicago Booth Graduate School of Business Private Equity Advisory Council and a Trustee of the First Tee of Greater Chicago.

Tom Gladden

Tom Gladden is a Founding Partner of Fairway Capital Management. Prior to founding Fairway Capital Management, Mr. Gladden was an advisor to U.S. based venture capital and private equity firms at Macrosight, which he founded in 2017. At Macrosight, Mr. Gladden helped firms with strategic planning, public relations, marketing, relationship management and the fundraising process.

Prior to Macrosight, Mr. Gladden was an investor in venture capital and private equity funds at Adams Street Partners for more than 14 years. At Adams Street Partners, he evaluated nearly 1,000 fund investment opportunities and made 95 investments in venture capital and private equity funds, while sourcing and working on several secondary transactions, including one of the firm’s largest venture capital secondary investments. Throughout his career at Adams Street Partners, Mr. Gladden predominantly spent his time focusing on venture capital and growth funds. Over that time, he built strong relationships with most of the top venture capitalists in Adams Street Partners’ portfolio and around the world.

Prior to joining Adams Street Partners in 2002, Mr. Gladden worked on the Private Capital and Real Estate team at Duke Management Company, which managed the assets of Duke University and the Duke University Hospital System. His other experience includes hospital consulting with APM, Inc. and managing a not-for-profit serving underprivileged children and teens in Chicago.

Mr. Gladden has an A.B., magna cum laude, from Dartmouth College and a M.S. in Computer Science from the University of Chicago. Mr. Gladden is a Trustee at Roosevelt University of Chicago and a member of the Executive Committee of the Dartmouth Club of Chicago.

Laura Milligan

Laura Milligan is a Founding Partner of Fairway Capital Management. Ms. Milligan most recently spent six years at the Boeing Company as part of the Trust Investments team that managed the $60 billion defined benefit plan. Ms. Milligan was the Director of Private equity where she managed a nearly $3 billion portfolio of private equity fund investments and was responsible for sourcing, investigating and monitoring buyout, venture capital and special situations funds. Prior to Boeing, Ms.

Milligan spent four years as a Senior Associate on the private equity manager research team at Mercer Investment Consulting where she evaluated private funds for investment. Prior to Mercer, Ms. Milligan spent three years as an Associate at Adams Street Partners. Ms. Milligan began her career working in the Investment Banking group and Equity Research team at Robert W. Baird. She has a BBA from the University of Notre Dame where she graduated summa cum laude, and a MBA from The Kellogg School of Management at Northwestern University.

Kathy Wanner

Kathy Wanner is a Founding Partner of Fairway Capital Management. Prior to founding Fairway Capital Management, Ms. Wanner served as an Operating Partner and Advisor at Abundant Venture Partners from 2016 to 2020. Prior to Abundant Venture Partners, Ms. Wanner spent 22 years at Brinson Partners/Adams Street Partners, a global private markets investment management firm and its predecessor organizations, where she made more than 100 primary and secondary investments in venture capital, growth, and buyout funds around the world. Ms. Wanner managed the US Primary investment team and oversaw deployment of client’s capital into US primary investments, annually totaling between $800 million and $1 billion into more than 20 funds. She served on the firm’s Global Primary Investment Committee, which was responsible for sourcing, analyzing and monitoring investments in private equity partnerships, implementing strategy and approving all global primary fund investments. Ms. Wanner served on many private equity and venture capital advisory boards, and her team was responsible for monitoring all US private equity and venture capital general partner relationships. Before joining the Adams Street Partners in 1998, she was at Brinson Partners for five years and served in various roles within the finance, communications and business development groups where she was responsible for the revenue cycle, statistical analysis and market research. From 1989 to 1993, Ms. Wanner earned experience in statistical modeling, reporting, tracking and analysis as a Senior Financial Analyst at Frontier Risk Management, Range Wise, Inc. and Morgan Stanley & Company. Ms. Wanner received a Bachelor of Science in Finance from Binghamton University and a Master of Business Administration from the Kellogg School of Management at Northwestern University.

Ms. Wanner is a founding board member at DCALTA, a 501(c) non-profit organization created to educate the community on the benefits of including alternative investments within a defined contribution framework to better secure retirement outcomes for plan participants. In addition, she is a board member at CureSearch, a national non-profit foundation that accelerates the search for cures for children’s cancer. Ms. Wanner serves on the board and is the audit committee chair for New Fortress Energy (NASDAQ: NFE).

(a)(2) Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest.

Other Accounts Managed by the Portfolio Managers

As of March 31, 2022, Mr. Callahan was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$9,995,064.00	1	$0
Other Pooled Investment Vehicles	1	$40,000,000.00	1	$40,000,000
Other Accounts	1	$21,355,375.00	0	$0

Conflicts of Interest

The Portfolio Managers may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Portfolio Manager Compensation.

A competitive base salary and a performance-based bonus structure are in place for all team members. Portfolio Managers, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual, and performance of the firm. The discretionary bonus structure gives the Adviser the ability to remain competitive under current market conditions affecting compensation across the industry. The discretionary bonus may be payable in both cash and equity. In addition, certain employees of the Adviser also receive carried interest from certain of the Adviser’s clients.

(a)(4) Portfolio Manager Ownership of Equity Securities.

Each Portfolio Manager’s ownership of the Fund was as follows:

Portfolio Manager	Dollar Range of Shares Owned
Kevin Callahan	$9,500,000 - $1,000,000
Tom Gladden	$0
Laura Milligan	$0
Kathy Wanner	$0

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(a)(4) Proxy Voting Policy and Procedures of the Registrant are filed herewith.

(a)(5) Proxy Voting Procedures of Fairway Capital Management, LLC are filed herewith.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fairway Private Equity & Venture Capital Opportunities Fund

By (Signature and Title)

/s/ Kevin T. Callahan

Kevin T. Callahan, Principal Executive Officer/President

Date 6/6/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 6/6/22